UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

PSB Holdings, Inc.
(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  CRF 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 31, 2010, PSB Holdings, Inc. (the “Company”) issued its results of operations and financial condition at and for the fiscal year ended June 30, 2010.  The text of the issuance and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the fiscal year ended June 30, 2010, as part of its Form 10-K covering those periods.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Results of operations text and financial supplement of PSB Holdings, Inc. dated August 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: August 31, 2010	By: /s/ Robert J. Halloran, Jr,
Robert J. Halloran, Jr.
President and Chief Financial Officer